EXECUTION VERSION
Exhibit 10.1
FIRST AMENDMENT
FIRST AMENDMENT, dated as of September 18, 2025 (this “Amendment”), by and among VOYAGER TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent, in connection with that certain Credit Agreement, dated as of May 30, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”), by and among the Borrower, the other Loan Parties party thereto, the Lenders and Issuing Banks from time to time parties thereto, and the Administrative Agent.
W I T N E S E T H
WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Borrower, the Administrative Agent and Lenders constituting the Required Lenders have agreed to amend the Credit Agreement as set forth herein;
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
SECTION 2. Amendments to the Credit Agreement. Effective as of the First Amendment Effective Date (as defined below):
(i)The definition of “Non-Loan Party Sublimit” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows and placed in the appropriate alphabetical order:
““Investment Sublimit” means an aggregate principal amount equal to, when taken together with the aggregate outstanding principal amount of Investments incurred by non-Loan Parties pursuant to Sections 6.04(c), (d) and (k), and any Investments incurred pursuant to Section 6.04(m), either (x) $15,000,000 or (y) solely to the extent that Liquidity immediately prior to such Investment and after giving pro forma effect to such Investment is equal to or greater than $300,000,000, $25,000,000”;
(ii)clause (c) of Section 6.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(c) investments by the Borrower and the Subsidiaries in Equity Interests in, or capital or asset contributions to, their respective Subsidiaries, provided that (i) any such Equity Interests held by a Loan Party (other than Equity Interests in Immaterial Subsidiaries) shall be pledged pursuant to the relevant Collateral Documents and (ii) the aggregate amount of investments made pursuant to this clause (c) by Loan Parties in Persons that are not Loan Parties shall not exceed, when taken together with investments by Loan Parties in Persons that are not Loan Parties incurred pursuant to Sections 6.04(d) and (k) and any Investments incurred pursuant to Section 6.04(m), the Investment Sublimit (in each case determined without regard to any write-downs or write-offs)”;
(iii)clause (d) of Section 6.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) additional investments, loans or advances made by any Loan Party to any Subsidiary and made by any Subsidiary to a Loan Party or any other Subsidiary, provided that (i) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the relevant Collateral Documents and (ii) the amount of such investments, loans and advances made pursuant to this clause (d) by Loan Parties to Subsidiaries that are not Loan Parties shall not exceed, when taken together with investments and Guarantees by Loan Parties in Persons that are not Loan Parties incurred pursuant to Sections 6.04(c) and (k) and any Investments incurred pursuant to Section 6.04(m), the Investment Sublimit at any time outstanding (in each case determined without regard to any write-downs or write-offs)”;
(iv)clause (k) of Section 6.04 of the Credit Agreement is hereby amended and restated in its entirety as follows
“(k) Guarantees constituting Indebtedness permitted by Section 6.01, provided that the aggregate principal amount of Indebtedness of Subsidiaries or joint-ventures that are not Loan Parties that is guaranteed by any Loan Party shall not exceed, when taken together with investments, loans and advances by Loan Parties in Persons that are not Loan Parties incurred pursuant to Sections 6.04(c) and (d) and Investments incurred pursaunt to Section 6.04(m), the Investment Sublimit (in each case determined without regard to any write-downs or write-offs)”;
(v)clause (m) of Section 6.04 of the Credit Agreement is hereby amended and restated in its entirety as follows
“(m) in addition to Investments otherwise expressly permitted by this Section 6.04, Investments by the Borrower or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed, when taken together with Investments, loans, advances and Guarantees by Loan Parties in Persons that are not Loan Parties incurred pursuant to Sections 6.04(c), (d) and (k), the Investment Sublimit;
(vi)clause (a) of Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a) permit Liquidity, as of the last day of each fiscal quarter (commencing with the fiscal quarter ending June 30, 2025), to be less than the greater of (x) (i) $100,000,000 plus (ii) as of any such date, 0.75 multiplied by the amount by which the aggregate Commitment as of such date exceeds $200,000,000 and (y) solely to the extent Consolidated EBITDA for the Test Period ended on such date is negative, the absolute value of the Consolidated EBITDA for such Test Period;”.
SECTION 3. Condition to Effectiveness. This Amendment shall become effective on and as of the date (the “First Amendment Effective Date”) of satisfaction of the following conditions:
(i)the Administrative Agent shall have received executed counterparts of this Amendment from the Borrower, each other Loan Party, the Administrative Agent and Lenders constituting the Required Lenders; and
(ii)the Administrative Agent shall have received all fees due and payable on or prior to the First Amendment Effective Date, and, to the extent invoiced at least one (1) day prior to the First Amendment Effective Date, shall have been reimbursed for all out of pocket expenses (including reasonable legal fees and expenses) required to be reimbursed or paid by the Borrower in connection herewith.
SECTION 4. Representations and Warranties. The Borrower and each other Loan Party each hereby represents and warrants to the Lenders, on and as of the First Amendment Effective Date, that:
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(i)The representations and warranties of the Borrower and each Loan Party set forth in the Credit Agreement are true and correct in all material respects (except that such materiality qualifier is not be applicable to any representation or warranty to the extent that it is already qualified or modified by materiality in the text thereof) on and as of the First Amendment Effective Date (except to the extent any such representation or warranty expressly relates to an earlier date, in which case, such representation or warranty was true and correct in all materials respects (or all respects, as applicable) as of such earlier date); and
(ii)No Default or Event of Default has occurred and is continuing.
SECTION 5. Continuing Effect; No Novation.
(i)Except as expressly amended, waived or modified hereby, the Loan Documents shall continue to be and shall remain in full force and effect in accordance with their respective terms. This Amendment shall not constitute an amendment, waiver or modification of any provision of any Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or modification of any action on the part of the Borrower or the other Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein, or be construed to indicate the willingness of the Administrative Agent or the Lenders to further amend, waive or modify any provision of any Loan Document amended, waived or modified hereby for any other period, circumstance or event. Except as expressly modified by this Amendment, Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in accordance with their respective terms. Except as expressly set forth herein, each Lender and the Administrative Agent reserves all of its rights, remedies, powers and privileges under the Credit Agreement, the other Loan Documents, applicable law and/or equity. Any reference to “this Agreement” in the Credit Agreement or the “Credit Agreement” in any Loan Document or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment and the term “Loan Documents” in the Amended Credit Agreement and the other Loan Documents shall include this Amendment.
(ii)Neither this Amendment nor the execution, delivery or effectiveness of this Amendment shall extinguish the obligations outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, which shall remain in full force and effect. Nothing implied in this Amendment, the Amended Credit Agreement, the Collateral Documents, the other Loan Documents or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any of Borrower or any other Loan Party from any of its obligations and liabilities as a “Borrower,” “Guarantor,” or “Loan Party,” under the Credit Agreement or any other Loan Document. Each of the Credit Agreement, the Collateral Documents and the other Loan Documents shall remain in full force and effect, until (as applicable) and except to any extent expressly modified hereby.
(iii)Each Loan Party hereby approves and consents to the amendments contemplated by this Amendment and the Amended Credit Agreement and agrees that its obligations under the Credit Agreement and the other Loan Documents to which it is a party shall not be extinguished or diminished as a result of the execution of this Amendment or the consummation of the transactions contemplated by this Amendment and the Amended Credit Agreement. Each Loan Party acknowledges and agrees that all of the Liens and security interests created and arising under any Loan Document remain in full force and effect and continue to secure its Obligations unimpaired, uninterrupted and undischarged, regardless of the effectiveness of this Amendment and the consummation of the transactions contemplated by this Amendment and the Amended Credit Agreement.
(iv)This Amendment shall constitute, and be deemed to be, a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6. Entire Agreement. This Amendment, the Amended Credit Agreement and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter
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hereof not expressly set forth or referred to herein or in the Amended Credit Agreement or the other Loan Documents.
SECTION 7. Amendments; Execution in Counterparts. This Amendment, or any of the terms hereof, may not be amended, supplemented or modified, nor may any provision hereof be waived, except pursuant to a writing signed by the Borrowers, the Administrative Agent and the Required Lenders. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Section 9.06 of the Credit Agreement is hereby incorporated by reference, mutatis mutandis.
SECTION 8. GOVERNING LAW; WAIVER OF JURY TRIAL.
(i)THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
(ii)EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 9. Jurisdiction; Consent to Service of Process. The jurisdiction and service of process provisions of Section 9.09 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
VOYAGER TECHNOLOGIES, INC.,
as the Borrower
By:    /s/ Filipe De Sousa
Name:    Filipe De Sousa
Title:    Chief Financial Officer
VOYAGER WORKFORCE, LLC, as a Guarantor
By: VOYAGER TECHNOLOGIES, INC., as sole member and member-manager
By:    /s/ Filipe De Sousa
Name:    Filipe De Sousa
Title:    Chief Financial Officer
VOYAGER VENTURES, LLC, as a Guarantor

By: VOYAGER TECHNOLOGIES, INC., as sole member and member-manager
By:    /s/ Filipe De Sousa
Name:    Filipe De Sousa
Title:    Chief Financial Officer
Signature Page to First Amendment

VOYAGER SPACE SERVICES, LLC,
as a Guarantor

By: VOYAGER TECHNOLOGIES, INC., as sole member and member-manager
By:    /s/ Filipe De Sousa
Name:    Filipe De Sousa
Title:    Chief Financial Officer

VOYAGER SPACE SCIENCE PARK, LLC,
as a Guarantor

By: VOYAGER TECHNOLOGIES, INC., as sole member and member-manager
By:    /s/ Filipe De Sousa
Name:    Filipe De Sousa
Title:    Chief Financial Officer

VOYAGER SPACE EXPLORATION, LLC,
as a Guarantor

By: VOYAGER TECHNOLOGIES, INC., as sole member and member-manager
By:    /s/ Filipe De Sousa
Name:    Filipe De Sousa
Title:    Chief Financial Officer

VALLEY TECH SYSTEMS, INC.,
as a Guarantor

By:    /s/ Matt Magana
Name:    Matt Magana
Title:    President

Signature Page to First Amendment

SPACE MICRO INC.,
as a Guarantor

By:    /s/ Frank Morgan
Name:    Frank Morgan
Title:    President
XO MARKETS HOLDINGS, INC.,
as a Guarantor

By:    /s/ Marshall Smith
Name:    Marshall Smith
Title:    Chief Executive Officer and President
NANORACKS LLC,
as a Guarantor

By: XO MARKETS HOLDINGS, INC., as sole member and member-manager

By:    /s/ Marshall Smith
Name:    Marshall Smith
Title:    Chief Executive Officer and President
XO AIRLOCK, LLC,
as a Guarantor

By: XO MARKETS HOLDINGS, INC., as sole member and member-manager

By:    /s/ Marshall Smith
Name:    Marshall Smith
Title:    Chief Executive Officer and President

Signature Page to First Amendment

DREAMUP, PBC,
as a Guarantor

By:    /s/ Ty Baumbaugh
Name:    Ty Baumbaugh
Title:    Chief Operating Officer
ZIN TECHNOLOGIES, INC.,
as a Guarantor

By:    /s/ Frank Morgan
Name:    Frank Morgan
Title:    President
LEOCLOUD INC.,
as a Guarantor

By:    /s/ Frank Morgan
Name:    Frank Morgan
Title:    President
OPTICAL PHYSICS COMPANY,
as a Guarantor

By:    /s/ Matt Magana
Name:    Matt Magana
Title:    President

Signature Page to First Amendment

JPMORGAN CHASE BANK, N.A., as the Administrative Agent and a Lender
By:    /s/ Daniel J. Maniaci
Name:    Daniel J. Maniaci
Title:    Executive Director

Signature Page to First Amendment

Barclays Bank PLC, as a Lender
By: /s/ Adam E. Schroeder
Name: Adam E. Schroeder
Title: Vice President
Signature Page to First Amendment

KeyBank National Association, as a Lender
By: /s/ Allyn A. Coskun
Name: Allyn A. Coskun
Title: Senior Vice President
Signature Page to First Amendment

Texas Capital Bank, as a Lender
By: /s/ Beau Beattie
Name: Beau Beattie
Title: Vice President
Signature Page to First Amendment

STIFEL BANK, as a Lender
By: /s/ Greg Singer
Name: Gregory Singer
Title: Senior Vice President
Signature Page to First Amendment

MORGAN STANLEY SENIOR FUNDING, INC, as a Lender
By: /s/ Fru Ngwa
Name: Fru Ngwa
Title: Vice President
Signature Page to First Amendment